SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement              [_]  Confidential, For Use of the
                                                   Commission Only (As Permitted
                                                   by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PROTOSOURCE CORPORATION
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(Name of Registrant as Specified In Its Charter)


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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:


     (2) Form, Schedule or Registration Statement No.:


     (3) Filing Party:


     (4) Date Filed:

                             PROTOSOURCE CORPORATION
                               One Bethlehem Plaza
                          Bethlehem, Pennsylvania 18018

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JANUARY , 2007

                                                         Bethlehem, Pennsylvania
                                                         December , 2007

     The Special Meeting of Stockholders (the "Special Meeting") of ProtoSource Corporation, a California corporation (the "Company"), will be held at the offices of the Company, One Bethlehem Plaza, Bethlehem, Pennsylvania on January , 2007 at 10:00 AM (local time) for the following purposes:


     1. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of common stock from 10,000,000 to 500,000,000 (Proposal No. 2);

     2. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

     The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

     The Board of Directors has fixed the close of business on December , 2006 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Special Meeting in person. However, whether or not you expect to attend the Special Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Special Meeting. If you send in your proxy card and then decide to attend the Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. By Order of the Board of Directors,

                                              /s/ PETER WARDLE
                                              ----------------
                                              Peter Wardle
                                              President

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                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY
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                             PROTOSOURCE CORPORATION
                               One Bethlehem Plaza
                          Bethlehem, Pennsylvania 18018


                                 PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of ProtoSource Corporation, a California corporation (the "Company"), of proxies in the enclosed form for use in voting at the Special Meeting of Stockholders (the "Special Meeting") to be held at the offices of the Company, One Bethlehem Plaza, Bethlehem, Pennsylvania 18018 on January , 2007 at 10:00 AM (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, no par value per share (the "Common Stock") and Series B Preferred Stock on December , 2006 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 9,927,329 shares of Common Stock and 193,836 shares of Series B Preferred Stock.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

     The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

     This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about December , 2006.

     Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively. Stockholders of the Company's Series B Preferred Stock are entitled to 100 votes for each such share held.

     Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

     Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows. For all matters affecting the Company's certificate of incorporation, the affirmative vote of a majority of all shares of Common Stock issued and outstanding is required for approval. For each other matter specified in the Notice of Special Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. In any event, prior to any vote, a quorum of holders of at least 50% of the shares of Common Stock outstanding on the Record Date is required to conduct the Meeting. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

                                 PROPOSAL NO. 1


                     APPROVAL OF AMENDMENT TO THE COMPANY'S
   CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                           COMMON STOCK TO 500,000,000

     The present capital structure of the Company authorizes 10,000,000 shares of Common Stock. It also authorizes 5,000,000 shares of "blank check" Preferred Stock, which may be issued from time to time in one or more series with such rights, preferences and privileges as may be determined by the Board of Directors. Currently the only designated shares of Preferred Stock are 193,836 shares which have been designated as Series B Preferred Stock. The Board of Directors believes that this capital structure is inadequate for the future needs of the Company. Therefore, the Board of Directors has approved the amendment of the Company's Certificate of Incorporation (the "Certificate") to increase the authorized number of shares of Common Stock from 10,000,000 to 500,000,000 shares. No change is proposed to be made with respect to the number of authorized shares of Preferred Stock. The Board of Directors believes that given the relatively low trading price of the Company's common stock, a capital structure consisting of 500,000,000 authorized shares of Common Stock and 5,000,000 authorized shares of Preferred Stock more appropriately reflects the present and future needs of the Company and recommends such amendment to the Company's stockholders for adoption. On the Record Date, there were 9,927,329shares of Common Stock and 193,836 shares of Preferred Stock outstanding. The proposed amendment of the Certificate was approved by the Board on December , 2006, subject to stockholder approval at the Special Meeting.

Purpose of Authorizing Additional Common Stock

     The Company has what the Board of Directors considers to be an insufficient number of authorized but unissued shares of Common Stock available for future issue. Authorizing an additional 490,000,000 shares of Common Stock would give the Board of Directors the authority to issue such Common Stock from time to time as the Board of Directors deems necessary, without further action of the stockholders, unless such stockholder action is specifically required by applicable laws or any stock exchange on which the Company's securities may then be listed. In particular, the Company is obligated to issue up to 19,383,531 shares of Common Stock upon conversion of the outstanding 193,836 shares of Series B Preferred Stock issued to P2i, Inc., the former stockholder of P2i Newspaper, Inc. Peter Wardle, our president, exercises voting and dispositive power over the shares owned by P2i, Inc. Protosource is 19.8% shareholder of P2i, Inc. In the event the Company is unable to increase it's authorized shares of common stock, the Series B Preferred Stock will remain outstanding. The only preference afforded to the Series B Preferred stock is the right to 100 votes per share which vote with the common stock.

In addition, the Board of Directors believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes, including:

     o    stock splits, dividends or distributions;

     o equity financings - although the Company has no present plans or arrangements, the Company is presently seeking to raise additional capital by selling and issuing shares of its Common Stock as dictated by prevailing market conditions or the Company's capital needs, and the Board of Directors believes it prudent to have shares available for such issuances on an as-needed basis, without the delay inherent in seeking stockholder approval for a specific transaction; and

     o acquisition transactions - the Company may make additional future acquisitions and may use its capital stock as currency in such acquisitions if appropriate opportunities arise.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. In particular, as a result in the large increase in authorized shares from 10,000,000 to 500,000,000, this is a strong likelihood that current shareholders will experience a large dilution of the holdings which will result in such shareholders owning a relatively small percentage of the Company's outstanding common stock. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. There are no provisions in the Company's Certificate of Incorporation, by-laws or any contractual relationships which would prohibit or be affected by any take-over of the Company, should such occur.

     There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized, except for the shares issuable upon conversion of the Series B Preferred Stock (19,383,531), upon conversion of outstanding common stock purchase warrants (1,070,000) upon issuance of shares to convertible note holders for prior obligations (4,562,500), upon conversion of outstanding convertible notes (32,875,000), payable for prior investment banking fees (813,688), and upon exercise of outstanding stock options (115,000).

     The following table set forth information before and after the proposed increase in authorized common stock:

                  Shares         Outstanding     Committed for    Authorized but
                  Authorized     Shares          Issuance         Unreserved
                  ----------     ------          --------         ----------

Currently:        10,000,000     9,927,329       57,007,219                0

Upon
 Increase:       500,000,000    32,874,548       34,060,000       433,065,452

     Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

                          RECOMMENDATION OF THE BOARD:
                          ----------------------------

     THE BOARD RECOMMENDS A VOTE FOR AN INCREASE TO 500,000,000 AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.


                        AVAILABILITY OF CERTAIN DOCUMENTS

     This proxy statement also refers to certain documents of the Company that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this proxy statement is delivered, upon oral or written request, without charge, directed to ProtoSource Corporation, One Bethlehem Plaza, Bethlehem, Pennsylvania 18018, telephone number (610) 814-0550. In order to ensure timely delivery of the documents, such requests should be made by January , 2007.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          By Order of the Board of Directors,

                                          /s/ PETER WARDLE
                                          ----------------
                                          Peter Wardle,
                                          President
Bethlehem, Pennsylvania
December   , 2006

PROXY                                                                      PROXY



                             PROTOSOURCE CORPORATION

             PROXY FOR SPECIAL MEETING TO BE HELD ON JANUARY , 2007 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter Wardle and Thomas Butera, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of ProtoSource Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on January , 2007 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

     In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

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                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

     We cordially invite you to attend the Special Meeting of Stockholders of ProtoSource Corporation to be held at the offices of the Company, on January , 2007 at 10:00 a.m. (local time).

     Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-3



                                              For        Against       Abstain
1  Proposal to approve an increase in         [_]          [_]           [_]
   the number of authorized shares of
   Common Stock to 500,000,000.



If you plan to attend the Special Meeting please mark this box    [_]

Dated:________________, 2007

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

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FOLD AND DETACH HERE